UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 31, 2005

                           BOK FINANCIAL CORPORATION

             (Exact name of registrant as specified in its charter)



         Oklahoma                       000-19341              73-1373454
         --------                       ---------              ----------
(State or other jurisdiction           (Commission            (IRS Employer
     of incorporation)                 File Number)         Identification No.)


  Bank of Oklahoma Tower, Boston Avenue at Second Street, Tulsa, Oklahoma 74172
                    (Address of principal executive offices)

                         Registrant's telephone number,
                              including area code:
                                 (918) 588-6000

               _____________________N/A___________________________

          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01 Other Events.

On May 31, 2005, Bank of Oklahoma, NA ("BOk"), a subsidiary of BOK Financial Corporation ("BOKF"), issued $150,000,000 in 5.00% Subordinated Notes Due 2015 (the "Notes"). BOk intends to use the net proceeds from the sale of the Notes to pay up to a $120,000,000 dividend to BOKF and for general corporate purposes in the ordinary course of its business, including acquisitions and extensions of credit to affiliates. BOKF intends to use the proceeds of the dividend to (i) repay $95,000,000 in outstanding borrowings under its existing bank credit facility, which is currently priced at LIBOR plus 62.5 basis points and matures in December 2006, and (ii) for general corporate purposes, including acquisitions.


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BOK FINANCIAL CORPORATION

                                        By:  /s/  Steven E. Nell
                                             --------------------------------
                                             Steven E. Nell
                                             Executive Vice President
                                             Chief Financial Officer
Date:  May 31, 2005